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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 24, 2002




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         Delaware                      0-23182                 35-1905382
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
     of incorporation)                                     Identification No.)



 8230 Hohman Avenue, Munster, Indiana                               46321
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

     On October 23, 2002, AMB Financial Corp. ("AMB") issued the attached press release announcing the payment of a cash dividend.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (a)      Exhibits

            99.         Press release dated October 23 2002.
                        Section-906-Certification
































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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMB FINANCIAL CORPORATION




Date: October 24, 2002                     By:/s/ Clement B. Knapp, Jr.
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer





Date:  October 24, 2002                    By:/s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer























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